THE GABELLI ASSET FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 2001

                                   * * * * *

MORNINGSTAR RATED(TRADEMARK) GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE
 AND TEN-YEAR PERIODS ENDED 12/31/01 AMONG 3,165 AND 898 DOMESTIC EQUITY FUNDS,
    RESPECTIVELY. THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD ENDED
                  12/31/01 AMONG 4,823 DOMESTIC EQUITY FUNDS.




TO OUR SHAREHOLDERS,

      A strong fourth quarter rally helped the leading market indices regain the ground lost in September following the shocking terrorist attacks on America. Despite the market's strong showing in the fourth quarter, the Standard & Poor's ("S&P") 500 Index closed the year with an 11.89% loss. The Dow Jones Industrial Average posted a more modest 5.42% decline while the Nasdaq plunged 21.05%. Of the most widely followed market barometers, only the small-cap Russell 2000 Index finished the year with a positive return. The Gabelli Asset Fund (the "Fund") was up 0.16% in this challenging market.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Fund's net asset value rose 10.60%. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average rose 10.68%, 30.13%, and 13.81%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund rose 0.16% for 2001. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 11.89%, 21.05%, and 5.42%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return averaged 7.91% annually versus an average annual return of 4.69% for the Dow Jones Industrial Average and average annual declines of 1.03% and 3.83% for the S&P 500 Index and Nasdaq Composite Index, respectively, over the same three-year period. For the five-year period ended December 31, 2001, the Fund's total return averaged 15.00% annually versus average annual total returns of 10.70%, 8.60%, and 11.11% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. (COPYRIGHT)2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TRADEMARK) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS
                            (GRAPHICS APPEARS HERE)
                 1934           BENJAMIN GRAHAM        DAVID L. DODD


                            (GRAPHICS APPEARS HERE)
                 1949           BENJAMIN GRAHAM


                            (GRAPHICS APPEARS HERE)
                 1951           WARREN E. BUFFETT



                            (GRAPHICS APPEARS HERE)
                 1988           ROGER F. MURRAY


                            (GRAPHICS APPEARS HERE)
                 2001           BRUCE C.N. GREENWALD

EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI


The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my  opinion, the single best description of  prudent  equities  investing  is
contained   in   two  short  paragraphs  from  Benjamin  Graham's  classic,  The
Intelligent Investor,  published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."


It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial  resources  available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the
Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.

INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.


                             ASSET VALUE SCENARIOS

                                          Case
                                          ----
                          A                 B                    C
       Rates
                         $10           $10 + $1/YR       $10 growing at 8%
                   ---------------------------------------------------------
        10.0%           $3.86             $7.71                $  8.32
         8.0%           $4.63             $9.26                 $10.00


       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C: What is the present value of $10, ten years from now, growing at 8% per year?



INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.


       P/E =        b
                 --------
       multiple     k-g    Where P/E:    price to earnings
                                   b:    dividend payout rate
                                   k:    required rate of return by an investor
                                   g:    expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.

Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.


INFLATION AND P/E'S BY DECADE

                                                     Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                -----------------------------------------------------------
   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                   5.9%
   1960s              2.5%              17.6                   7.8%


The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

INVESTMENT RESULTS (a)

                                                                       Quarter
                                                   -----------------------------------------------
                                                       1st         2nd         3rd        4th          Year
  2001:  Net Asset Value.......................      $33.03      $35.45      $30.70      $32.97       $32.97
         Total Return..........................       (2.6)%       7.3%      (13.4)%      10.6%         0.2%
---------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................      $40.93      $40.18      $40.14      $33.90       $33.90
         Total Return..........................        0.2%       (1.8)%      (0.1)%      (0.7)%       (2.4)%
---------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................      $37.18      $41.38      $39.52      $40.84       $40.84
         Total Return..........................        4.8%       11.3%       (4.5)%      15.3%        28.5%
---------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................      $36.00      $36.41      $31.24      $35.47       $35.47
         Total Return..........................       13.0%        1.1%      (14.2)%      18.2%        15.9%
---------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................      $27.00      $31.45      $34.99      $31.85       $31.85
         Total Return..........................        2.2%       16.5%       11.3%        4.3%        38.1%
---------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................      $27.44      $28.09      $27.92      $26.42       $26.42
         Total Return..........................        6.6%        2.4%       (0.6)%       4.5%        13.4%
---------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................      $23.84      $25.10      $26.76      $25.75       $25.75
         Total Return..........................        7.3%        5.3%        6.6%        3.7%        24.9%
---------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................      $22.63      $22.36      $23.56      $22.21       $22.21
         Total Return..........................       (2.9)%      (1.2)%       5.4%       (1.2)%       (0.1)%
---------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................      $21.10      $22.10      $23.63      $23.30       $23.30
         Total Return..........................        6.1%        4.7%        6.9%        2.5%        21.8%
---------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................      $19.04      $18.91      $19.02      $19.88       $19.88
         Total Return..........................        6.0%       (0.7)%       0.6%        8.5%        14.9%
---------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................      $17.36      $17.36      $17.90      $17.96       $17.96
         Total Return..........................       11.1%        0.0%        3.1%        3.2%        18.1%
---------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................      $16.48      $16.81      $15.21      $15.63       $15.63
         Total Return..........................       (4.5)%       2.0%       (9.5)%       7.8%        (5.0)%
---------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................      $16.46      $18.01      $18.73      $17.26       $17.26
         Total Return..........................       12.0%        9.4%        4.0%       (1.0)%       26.2%
---------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................      $13.49      $14.62      $14.94      $14.69       $14.69
         Total Return..........................       14.4%        8.4%        2.2%        3.5%        31.1%
---------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................      $12.97      $13.93      $14.66      $12.61       $12.61
         Total Return..........................       19.6%        7.4%        5.2%      (14.0)%       16.2%
---------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................      $10.44      $11.21      $11.29      $11.28       $11.28
         Total Return..........................        4.4%(b)     7.4%        0.7%       (0.1)%       12.8%(b)
---------------------------------------------------------------------------------------------------------------


                  Dividend History
-----------------------------------------------------------
Payment (ex) Date Rate      Per Share    Reinvestment Price
----------------------      ---------    ------------------
December 27, 2001            $0.984            $33.01
December 27, 2000            $5.880            $33.37
December 27, 1999            $4.630            $39.92
December 28, 1998            $1.419            $34.60
December 30, 1997            $4.610            $31.73
December 31, 1996            $2.770            $26.42
December 29, 1995            $2.000            $25.75
December 30, 1994            $1.056            $22.21
December 31, 1993            $0.921            $23.30
December 31, 1992            $0.755            $19.88
December 31, 1991            $0.505            $17.96
December 31, 1990            $0.770            $15.63
December 29, 1989            $1.278            $17.26
December 30, 1988            $0.775            $14.69
January 4, 1988              $0.834            $12.07
March 9, 1987                $0.505            $12.71


    Average Annual Returns - December 31, 2001 (a)
------------------------------------------------------------
  1 Year .....................................       0.16%
  5 Year .....................................      15.00%
  10 Year ....................................      14.82%
  Life of Fund (b) ...........................      15.42%


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  THE GABELLI ASSET FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX


                             (GRAPHIC APPEARS HERE)


    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Gabelli Asset          Consumer Price
                      Fund                   Index               S&P 500 Index
                 -------------          --------------           --------------
3/3/86              10,000                  10,000                    10,000
 12/86              11,280                  11,110                    10,930
 12/87              13,107                  12,713                    11,487
 12/88              17,184                  14,546                    13,383
 12/89              21,686                  16,677                    17,612
 12/90              20,602                  19,364                    17,066
 12/91              24,331                  21,893                    22,271
 12/92              27,956                  24,717                    23,384
 12/93              34,051                  27,869                    25,746
 12/94              34,017                  31,400                    26,081
 12/95              42,530                  35,337                    35,884
 12/96              48,229                  40,044                    44,137
 12/97              66,590                  44,729                    58,857
 12/98              77,178                  49,923                    75,749
 12/99              99,166                  56,263                    91,679
 12/00              96,816                  63,802                    83,336
 12/01              96,971                  71,203                    73,427


      For the ten-year period ended December 31, 2001, the Fund's total return averaged 14.82% annually versus average annual total returns of 12.93%, 12.77%, and 14.71% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on March 3, 1986 through December 31, 2001, the Fund had a cumulative total return of 869.59%, which equates to an average annual total return of 15.42%.


COMMENTARY

AMERICAN HEROES

      In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

      To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who, despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good Christmas. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S. Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back--but not in 2002).

THINGS THAT GO BUMP IN THE NIGHT

      Our reasonably upbeat outlook for the economy and the stock market is tempered by our usual laundry list of things to worry about. First and foremost is the potential for another catastrophic terrorist episode (in the U.S. or abroad) that could severely damage consumer and investor psychology.

      Second on our list of concerns are oil and natural gas prices. Declining energy prices have translated into lower gasoline, home heating, and utilities costs for the consumer, who we are counting on to lead us out of recession. The Organization of Petroleum Exporting Countries ("OPEC") is currently cutting production and urging other energy producing nations to follow suit. Whether OPEC will succeed in convincing cash strapped producers such as Russia to turn down the tap is debatable. However, the potential for further political upheaval in the Middle East leading to the disruption of oil flow to the developed world is certainly a risk. We hope we get our long needed energy policy.

      Another issue we worry about is the economic health of the rest of the world. The economies of our Latin American trade partners are imperiled by declining commodity prices and, in some cases, fiscal and monetary mismanagement. Japan has fallen back into recession and European economic growth has slowed substantially. This is a truly global economy, in which the economic health of any one nation, including the mighty U.S. of A, is to a significant degree dependent on the economic health of the rest of the world. Along these lines, we remain puzzled by the enormous appetites of countries, companies and citizens around the world to hold on to the U.S. dollar despite our history of huge trade deficits.


ALL TOO QUIET ON THE DEAL FRONT

      As is usually the case during recessions and bear markets, merger and acquisition activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. We experienced the same kind of lull in deal activity in the months following the mini-crash of October 1987 and again during the 1990-1991 recession and market correction. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.


FINANCIAL ENGINEERING -- ONE OF OUR CATALYSTS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the activity in mergers and acquisitions, albeit slow, contributed significantly to the performance of our Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

      In recent quarterly reports, we have discussed at length how and why the deregulation of the media industry (encompassing broadcasting, cable television, CATV and network programming assets, and publishing) should lead to another round of consolidation. We saw only two major media deals in 2001--Vivendi's purchase of USA Networks' USA and Sci-Fi cable channels, and Comcast's pending acquisition of AT&T's cable television assets. But, we see more big deals coming in the year ahead. AOL dropped out of the bidding for AT&T's cable properties, probably due to the belief that a merger of these two cable giants wouldn't survive anti-trust scrutiny. However, we believe AOL is committed to expanding its cable footprint and that Cablevision, one of our largest holdings, could be a target.

                             2001 COMPLETED DEALS

                                         NUMBER        AVERAGE COST      CLOSING
  FUND HOLDING                        OF SHARES (a)    PER SHARE (b)    PRICE (c)    CLOSING DATE   % RETURN (d)
  ------------                        -------------    -------------    ---------    ------------   ------------
  FIRST QUARTER 2001 DEALS
  ------------------------
  MicroTouch Systems Inc.                  4,000          $14.01         $21.00       01/03/01        49.89%
  Block Drug Co. Inc., Cl. A              90,000           31.37          52.94       01/12/01        68.76%
  Mikasa Inc.                             52,000           13.79          16.47       01/16/01        19.43%
  Basin Exploration Inc.                   6,000           15.52          21.25       02/02/01        36.92%
  Delco Remy International Inc.            5,000            7.05           9.46       02/23/01        34.18%
  Azurix Corp.                           820,000            6.47           8.38       03/19/01        29.52%

  FIRST QUARTER 2001 FINANCIAL ENGINEERING
  ----------------------------------------
  Bowlin Outdoor Advertising
     & Travel Centers Inc.                30,000            5.03           8.05       02/01/01        60.04%
  RPCInc.                                292,500            3.14          10.60       03/01/01       237.58%

  SECOND QUARTER 2001 DEALS
  -------------------------
  Litton Industries                      220,000           78.83          80.33       04/02/01         1.90%
  Sara Lee Corp.                          10,000           13.28          21.46       04/04/01        61.60%
  Agribrands International Inc.           20,000           14.14          54.47       05/01/01       285.22%
  MCN Energy Group Inc.                   90,000           22.74          27.22       05/30/01        19.70%
  Berlitz International Inc.              76,000           14.47          16.56       05/31/01        14.44%

  THIRD QUARTER 2001 DEALS
  ------------------------
  Harcourt General Inc.                  200,000           46.57          58.93       07/11/01        26.54%
  Chris-Craft Industries Inc.            560,000           27.20          68.60       07/30/01       152.21%
  Chris-Craft Industries Inc., Cl. B      73,786           15.35          68.60       07/30/01       346.91%
  United Television Inc.                 247,000           64.00         122.80       07/30/01        91.88%
  Quaker Oats Co.                        100,000           34.96         102.20       08/03/01       192.33%
  Liberty Media Group, Cl. A           4,460,000            2.90          15.76       08/10/01       443.45%

  FOURTH QUARTER 2001 DEALS
  -------------------------
  Carter-Wallace Inc.                    690,000           16.06          20.43       10/01/01        27.21%
  Deutsche Bank AG, ADR                  154,000           44.66          52.10       10/02/01        16.66%
  Texaco Inc.                            165,000           44.49          68.33       10/09/01        53.59%
  Ralston Purina Group                 1,120,000           15.51          33.48       12/13/01       115.86%
  Homestake Mining Co.                   300,000            5.44           8.62       12/17/01        58.46%


  (a) Number of shares held by the Fund on the final day of trading for the issuer.
  (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
  (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
  (d) Represents average estimates return based on average cost per share and closing price per share.
  NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

      We have also detailed how deregulation combined with rapidly changing economics should lead to increased deal activity in the utilities sector. Due to the California utilities mess and more recently, the collapse of energy trading giant Enron, there has been little deal activity in the utilities sector. We believe this will change in the year ahead as the wholesale energy market stabilizes. Our primary utilities investments are in smaller companies we believe will be targeted by larger competitors.

      We also expect to see accelerating merger and acquisition activity in the currently depressed telecommunications and aerospace industries. The "new kids on the telecom block" are in dire financial circumstances. Valuable telecom assets will be bought for a song by more established players. While we usually count on enhancing portfolio returns through investing in takeover targets, in the wireline telecom arena, we expect to be rewarded by owning the strong that will get stronger as they acquire valuable assets cheap. In the wireless communications sector, we expect some of our holdings to be acquired as this still fragmented industry consolidates. The troubled aerospace industry will experience a classic "shakeout" as companies merge to realize the economies of scale that will allow them to survive in an industry that has been hit particularly hard by the terrorist attacks.


INVESTMENT SCORECARD

      Due to the surprising strength of the auto industry, auto parts stocks such as Standard Motor Products, Johnson Controls, and Gencorp performed exceptionally well in 2001. Although the media sector slumped badly through most of the year before recovering in the fourth quarter, we had big winners in Fox Entertainment and USA Networks. Video rental giant Blockbuster had a blockbuster year as did tax preparer H&R Block. Corporate turnarounds including services conglomerate Cendant Corp. and truck manufacturer Navistar also contributed to performance.

      Financial services investments such as Stilwell Financial and American Express disappointed. With the airline industry the biggest casualty of the terrorist attacks, aerospace investments including SPS Technologies and Boeing were hit hard. Telecommunications and telecom equipment holdings such as France Telecom, Britain's Cable&Wireless, Qwest and Lucent Technologies also penalized performance. Among our larger positions, cable operator Cablevision retreated substantially.


LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMETEK INC. (AME - $31.89 - NYSE) is a leading global manufacturer of analytical instruments for the process, aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating groups:
Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Last year AMETEK purchased EDAX Inc., and in January 2002 it bought Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have above average growth and are less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low cost countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to boost future earnings.

CABLEVISION SYSTEMS CORP. (CVC - $47.45 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market--New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $24.70 -
NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

GENUINE PARTS CO. (GPC - $36.70 - NYSE), a Georgia corporation incorporated in 1928, is a service organization engaged in the distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The Company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

LIBERTY MEDIA CORP. (L - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NAVISTAR INTERNATIONAL CORP. (NAV - $39.50 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(REGISTRATION MARK) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(REGISTRATION MARK) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSICO INC. (PEP - $48.69 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

SENSIENT TECHNOLOGIES CORP. (SXT - $20.81 - NYSE) produces flavor and color ingredients used by manufacturers of cosmetics, pharmaceuticals, ink jet inks and food products. Sensient has strengthened its leadership position in color ingredients over the past three years through ten acquisitions. These acquisitions have expanded both its product line and distribution. The company sold its Red Star Yeast business in February 2001 in order to focus on the core color and fragrance divisions. Since November 2001, Sensient has made three acquisitions with revenues of approximately $70 million to further diversify its product offerings in the non-food markets.

TELEPHONE & DATA SYSTEMS INC. (TDS - $89.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through 81% owned United States Cellular Corp. (USM - $45.25 - AMEX) and its wireline telephone operations through its wholly owned TDS
Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which was acquired by Deutsche Telekom (DT - $16.90 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

WATTS INDUSTRIES INC. (WTS - $15.00 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products: temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another potential opportunity for Watts is the concern over contamination of the water supply system. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

WILLAMETTE INDUSTRIES INC. (WLL - $52.12 - NYSE) has taken several turns in its defense against Weyerhaeuser Industries' (WY - $54.08 - NYSE) hostile offer for the company. After Weyerhaeuser raised its offer to $55 per share in early December, the Willamette board continued to reject the proposal as inadequate. Willamette threatened to use the "scorched earth" takeover defense by entering into talks to buy the building products division of Georgia Pacific (GP - $27.61
- NYSE). However, after weeks of negotiations with Georgia Pacific, on January 21, Willamette announced that it had ended talks with Georgia Pacific and had agreed in principle to a deal in which Weyerhaeuser would pay $55.50 per share for all outstanding shares of Willamette. The transaction is subject to the negotiation of a definitive merger agreement and approval by the Weyerhaeuser and Willamette boards of directors. This new agreement should bring an end to the one of the most controversial takeover fights in recent memory.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.


WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2001 has been a year most would like to forget. For the first time since Pearl Harbor, America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet we have survived, and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                        Sincerely,

                                        /s/ MARIO J. GABELLI

                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer

February 1, 2002






--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

       AMETEK Inc.                         PepsiCo Inc.
       Cablevision Systems Corp.           Sensient Technologies Corp.
       Genuine Parts Co.                   Telephone & Data Systems Inc.
       Liberty Media Corp.                 Watts Industries Inc.
       Navistar International Corp.        Willamette Industries Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS -- 88.7%
              AEROSPACE -- 1.4%
     88,000   Boeing Co. ...................     $     3,009,419 $    3,412,640
    170,000   Lockheed Martin Corp. ........           4,410,733      7,933,900
    143,980   Northrop Grumman Corp. .......           9,551,043     14,514,624
                                                 --------------- --------------
                                                      16,971,195     25,861,164
                                                 --------------- --------------
              AGRICULTURE -- 0.5%
    630,000   Archer-Daniels-Midland Co. ...           8,994,405      9,040,500
     15,000   Delta & Pine Land Co. ........             260,292        339,450
                                                 --------------- --------------
                                                       9,254,697      9,379,950
                                                 --------------- --------------
              AUTOMOTIVE -- 0.5%
    155,000   General Motors Corp. .........           6,247,269      7,533,000
     33,000   Volkswagen AG ................           1,368,067      1,542,578
                                                 --------------- --------------
                                                       7,615,336      9,075,578
                                                 --------------- --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.6%
     60,000   ArvinMeritor Inc. ............           1,723,880      1,178,400
     60,000   BorgWarner Inc. ..............           2,174,700      3,135,000
    440,000   Dana Corp. ...................           8,806,598      6,107,200
    220,000   Federal-Mogul Corp.(DAGGER) ..             487,657        173,800
    650,000   GenCorp Inc. .................           2,404,331      9,171,500
    500,000   Genuine Parts Co. ............          12,026,034     18,350,000
    165,000   Johnson Controls Inc. ........           4,892,730     13,323,750
    125,000   Midas Inc. ...................           1,735,213      1,437,500
    301,500   Modine Manufacturing Co. .....           7,070,919      7,033,995
      5,000   O'Reilly Automotive Inc.(DAGGER)           142,450        182,350
    202,500   Scheib (Earl) Inc.(DAGGER) ...           1,446,767        340,200
    210,000   Standard Motor
               Products Inc. ...............           3,040,437      2,919,000
    100,000   Superior Industries
               International Inc. ..........           2,495,680      4,025,000
    380,000   Tenneco Automotive Inc. ......           3,012,414        775,200
    100,000   TransPro Inc. ................             788,321        310,000
                                                 --------------- --------------
                                                      52,248,131     68,462,895
                                                 --------------- --------------
              AVIATION: PARTS AND SERVICES -- 0.6%
     72,000   Aviall Inc.(DAGGER) ..........             716,137        543,600
    170,000   Curtiss-Wright Corp. .........           2,138,842      8,117,500
      2,000   Curtiss-Wright Corp., Cl. B ..              86,100         93,000
    150,000   Fairchild Corp., Cl. A(DAGGER)           1,017,702        435,000
     70,000   Kaman Corp., Cl. A ...........             976,804      1,092,000
     45,000   Precision Castparts Corp. ....             784,394      1,271,250
                                                 --------------- --------------
                                                       5,719,979     11,552,350
                                                 --------------- --------------
              BROADCASTING -- 0.9%
     20,000   Corus Entertainment Inc.,
               Cl. B(DAGGER) ...............              64,982        397,179
    230,000   Granite Broadcasting Corp.(DAGGER)       1,109,343        473,800
     20,000   Gray Communications
               Systems Inc. ................             239,531        277,600





                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
    210,000   Gray Communications
               Systems Inc., Cl. B .........     $     2,702,209 $    2,181,900
    170,000   Liberty Corp. ................           6,268,553      6,995,500
    150,000   Paxson
               Communications Corp.(DAGGER)            1,635,604      1,567,500
    400,000   Television
               Broadcasting Ltd. ...........           1,815,551      1,733,811
    155,000   Young Broadcasting Inc.,
               Cl. A(DAGGER) ...............           4,165,469      2,782,250
                                                 --------------- --------------
                                                      18,001,242     16,409,540
                                                 --------------- --------------
              BUILDING AND CONSTRUCTION -- 0.3%
     80,111   Huttig Building
               Products Inc.(DAGGER) .......             243,014        488,677
    175,000   Nortek Inc.(DAGGER) ..........           1,046,710      4,882,500
      4,333   Nortek Inc., Special
               Common(DAGGER)(a) ...........              59,049        120,891
                                                 --------------- --------------
                                                       1,348,773      5,492,068
                                                 --------------- --------------
              BUSINESS SERVICES -- 1.7%
    700,000   Cendant Corp.(DAGGER) ........           9,177,255     13,727,000
    100,000   Ecolab Inc. ..................           1,876,865      4,025,000
     10,000   Imation Corp.(DAGGER) ........             203,344        215,800
     66,500   Landauer Inc. ................             412,456      2,251,025
    140,000   Nashua Corp.(DAGGER) .........           2,029,875        814,800
    225,000   Vivendi Universal SA, ADR ....          11,961,509     12,102,750
                                                 --------------- --------------
                                                      25,661,304     33,136,375
                                                 --------------- --------------
              CABLE -- 2.9%
    665,000   Cablevision Systems Corp.,
               Cl. A(DAGGER) ...............           7,395,178     31,554,250
     40,000   Comcast Corp., Cl. A .........             286,651      1,440,000
     40,000   Comcast Corp., Cl. A,
               Special .....................             306,462      1,440,000
     60,000   NTL Inc.(DAGGER) .............             606,530         56,400
    600,000   Rainbow Media Group(DAGGER) ..           7,711,212     14,820,000
     60,000   Shaw Communications Inc.,
               Cl. B .......................             164,952      1,269,718
     80,000   Shaw Communications Inc.,
               Cl. B, Non-Voting ...........             312,647      1,696,000
    500,000   UnitedGlobalCom Inc.,
               Cl. A(DAGGER) ...............           4,107,680      2,500,000
                                                 --------------- --------------
                                                      20,891,312     54,776,368
                                                 --------------- --------------
              CLOSED END FUNDS -- 0.1%
     84,000   Royce Value Trust Inc. .......             949,972      1,320,480
                                                 --------------- --------------
              COMMUNICATIONS EQUIPMENT-- 0.6%
    302,000   Allen Telecom Inc.(DAGGER) ...           1,845,383      2,567,000
    500,000   Corning Inc. .................           5,531,712      4,460,000
     90,000   Lucent Technologies Inc.(DAGGER)           616,534        566,100
    190,000   Motorola Inc. ................           2,013,581      2,853,800
    250,000   Nortel Networks Corp. ........           3,175,467      1,875,000
                                                 --------------- --------------
                                                      13,182,677     12,321,900
                                                 --------------- --------------


                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS (CONTINUED)
              COMPUTER HARDWARE -- 0.1%
     25,000   Hewlett-Packard Co. ..........     $       772,492 $      513,500
     70,000   Xerox Corp. ..................           1,000,177        729,400
                                                 --------------- --------------
                                                       1,772,669      1,242,900
                                                 --------------- --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
     30,000   Computer Associates
               International Inc. ..........             747,106      1,034,700
    285,000   EMC Corp.(DAGGER) ............           4,822,546      3,830,400
    300,000   Genuity Inc.(DAGGER)                     1,568,739        474,000
     48,000   INT Media Group Inc.(DAGGER) .             241,259         91,200
                                                 --------------- --------------
                                                       7,379,650      5,430,300
                                                 --------------- --------------
              CONSUMER PRODUCTS -- 4.4%
     10,000   Alberto-Culver Co., Cl. A ....             362,371        390,900
      2,000   Alberto-Culver Co., Cl. B ....              84,299         89,480
     11,000   Christian Dior SA ............             307,335        337,604
    200,000   Church & Dwight Co. Inc. .....           1,977,337      5,326,000
     20,000   Clorox Co. ...................             601,000        791,000
     60,000   Department 56 Inc.(DAGGER) ...             651,832        516,000
    100,000   Eastman Kodak Co. ............           3,133,221      2,943,000
    380,000   Energizer Holdings Inc.(DAGGER)          6,043,165      7,239,000
    135,000   Fortune Brands Inc. ..........           3,151,093      5,344,650
    330,000   Gallaher Group plc, ADR ......           5,226,111      8,893,500
    430,000   Gillette Co. .................          12,750,129     14,362,000
      1,500   Givaudan SA ..................             408,522        457,149
     80,000   Harley Davidson Inc. .........             198,900      4,344,800
     70,000   International Flavors &
               Fragrances Inc. .............           1,251,797      2,079,700
    253,000   Mattel Inc. ..................           3,731,530      4,351,600
     35,000   Maytag Corp. .................           1,033,138      1,086,050
     67,000   National Presto
               Industries Inc. .............           2,283,432      1,859,250
     95,000   Philip Morris
               Companies Inc. ..............           3,844,502      4,355,750
    200,000   Procter & Gamble Co. .........          13,921,184     15,826,000
     41,000   Syratech Corp.(DAGGER)(a) ....             939,276         27,675
    200,000   Wolverine World Wide Inc. ....           2,790,320      3,010,000
                                                 --------------- --------------
                                                      64,690,494     83,631,108
                                                 --------------- --------------
              CONSUMER SERVICES -- 0.4%
    400,000   Rollins Inc. .................           6,380,114      8,000,000
                                                 --------------- --------------
              DIVERSIFIED INDUSTRIAL -- 4.7%
    200,000   Acuity Brands Inc. ...........           3,568,807      2,420,000
      5,000   Anixter International Inc.(DAGGER)          45,044        145,050
     50,000   Chemed Corp. .................           1,509,519      1,695,000
    150,000   Cooper Industries Inc. .......           5,446,174      5,238,000
    500,000   Crane Co. ....................           8,493,896     12,820,000
    110,000   Gardner Denver
               Machinery Corp.(DAGGER) .....           1,627,876      2,455,200
    220,000   GATX Corp. ...................           4,978,556      7,154,400
      3,000   General Electric Co. .........              24,686        120,240




                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
    140,000   GenTek Inc.(DAGGER) ..........     $     1,382,808 $      239,400
    220,000   Greif Bros. Corp., Cl. A .....           4,752,946      7,249,000
     30,000   Harbor Global Co. Ltd. .......             121,875        211,500
    375,000   Honeywell Inc. ...............          13,917,794     12,682,500
    360,000   ITT Industries Inc. ..........          11,304,354     18,180,000
    150,000   Katy Industries Inc.(DAGGER) .           1,369,925        513,000
    310,000   Lamson & Sessions Co.(DAGGER)            1,697,032      1,627,500
     30,000   MagneTek Inc. ................             311,130        270,300
    176,000   Myers Industries Inc. ........           1,504,914      2,402,400
    100,000   National Service
               Industries Inc. .............             369,035        202,000
     60,000   Pentair Inc. .................           1,744,765      2,190,600
    250,000   Sensient
               Technologies Corp. ..........           4,767,160      5,202,500
     92,000   Smiths Group plc .............           1,033,103        906,490
      1,500   Sulzer AG ....................             305,722        230,381
    155,000   Thomas Industries Inc. .......           1,971,325      3,875,000
     80,000   Trinity Industries Inc. ......             977,970      2,173,600
                                                 --------------- --------------
                                                      73,226,416     90,204,061
                                                 --------------- --------------
              ELECTRONICS -- 1.0%
      3,000   Hitachi Ltd., ADR ............             302,567        219,570
     13,000   Kyocera Corp., ADR ...........             448,063        867,490
     20,000   Molex Inc., Cl. A ............             674,248        541,000
    480,000   Oak Technology Inc.(DAGGER) ..           2,108,733      6,600,000
    100,000   Sony Corp., ADR ..............           4,780,789      4,510,000
    260,000   Thomas & Betts Corp. .........           4,837,196      5,499,000
                                                 --------------- --------------
                                                      13,151,596     18,237,060
                                                 --------------- --------------
              ENERGY AND UTILITIES -- 5.2%
    130,000   AGL Resources Inc. ...........           2,290,651      2,992,600
    240,000   BP plc, ADR ..................           6,441,907     11,162,400
     38,000   Brown (Tom) Inc. .............             613,895      1,026,380
     75,000   Burlington Resources Inc. ....           2,969,437      2,815,500
     22,000   CH Energy Group Inc. .........             913,575        956,340
    157,050   ChevronTexaco Corp. ..........           8,357,750     14,073,250
    350,000   Conectiv Inc. ................           5,837,366      8,571,500
    130,000   Conoco Inc. ..................           3,543,860      3,679,000
     20,000   Constellation Energy
               Group Inc. ..................             484,262        531,000
     40,000   Covanta Energy Corp.(DAGGER) .             450,078        180,800
     50,000   Devon Energy Corp. ...........           1,160,594      1,932,500
     59,998   DPL Inc. .....................           1,295,990      1,444,752
     18,000   DTE Energy Co. ...............             794,692        754,920
    281,700   El Paso Electric Co.(DAGGER) .           3,243,068      4,084,650
     40,000   Energy East Corp. ............             863,017        759,600
     55,000   EOG Resources Inc. ...........             503,772      2,151,050
    280,000   Exxon Mobil Corp. ............           5,435,824     11,004,000
     16,625   GlobalSantaFe Corp. ..........             413,737        474,145
    160,000   Halliburton Co. ..............           2,604,991      2,096,000
     30,359   Kerr-McGee Corp. .............           1,798,621      1,663,673
    720,000   Niagara Mohawk ...............
               Holdings Inc.(DAGGER) .......          10,737,209     12,765,600


                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    180,000   NiSource Inc.(DAGGER) ........     $       360,000 $      417,600
    120,000   Northeast Utilities ..........           2,514,569      2,115,600
     90,000   Pennzoil-Quaker
               State Co.(DAGGER) ...........           1,263,274      1,300,500
    100,000   Progress Energy Inc. .........              52,000         44,000
     23,500   SJW Corp. ....................           2,349,290      2,004,315
    325,000   Southwest Gas Corp. ..........           5,939,311      7,263,750
     11,000   UIL Holdings Corp. ...........             514,356        564,300
                                                 --------------- --------------
                                                      73,747,096     98,829,725
                                                 --------------- --------------
              ENTERTAINMENT -- 9.9%
    812,000   AOL Time Warner Inc.(DAGGER) .          10,360,324     26,065,200
    225,000   Disney (Walt) Co. ............           5,832,938      4,662,000
     19,406   EMI Group plc ................              75,408        100,830
    100,000   EMI Group plc, ADR ...........           1,246,297      1,043,520
     46,300   Fisher Communications Inc. ...           2,771,362      2,037,200
     85,000   Fox Entertainment Group
               Inc., Cl. A(DAGGER) .........           2,020,359      2,255,050
    200,000   GC Companies Inc.(DAGGER) ....             218,000         46,000
    160,000   Grupo Televisa SA, ADR(DAGGER)           4,358,326      6,908,800
     10,000   Liberty Livewire Corp.,
               Cl. A(DAGGER) ...............              59,918         69,471
  4,460,000   Liberty Media Corp., Cl. A(DAGGER)      12,916,455     62,440,000
    125,000   Metro-Goldwyn-Mayer Inc.(DAGGER)         2,458,653      2,737,500
    100,000   Six Flags Inc. ...............           1,338,663      1,538,000
  1,500,000   USA Networks Inc.(DAGGER) ....          10,943,758     40,965,000
    850,000   Viacom Inc., Cl. A(DAGGER) ...          19,977,509     37,612,500
     25,000   World Wrestling Federation
               Entertainment Inc.(DAGGER) ..             301,256        328,750
                                                 --------------- --------------
                                                      74,879,226    188,809,821
                                                 --------------- --------------
              ENVIRONMENTAL SERVICES -- 1.2%
    100,000   Allied Waste
               Industries Inc.(DAGGER) .....             935,315      1,406,000
    300,000   Republic Services Inc.(DAGGER)           3,560,581      5,991,000
    480,000   Waste Management Inc. ........           9,295,974     15,316,800
                                                 --------------- --------------
                                                      13,791,870     22,713,800
                                                 --------------- --------------
              EQUIPMENT AND SUPPLIES -- 7.3%
    308,000   AMETEK Inc. ..................           3,593,467      9,822,120
     28,000   Amphenol Corp., Cl. A(DAGGER)              405,050      1,345,400
     70,000   Caterpillar Inc. .............             927,858      3,657,500
    105,000   CIRCOR International Inc.(DAGGER)          907,143      1,937,250
    125,000   CLARCOR Inc. .................           1,777,793      3,393,750
    200,000   Crown Cork &
               Seal Co. Inc.(DAGGER) .......             901,660        508,000
    100,000   CTS Corp. ....................             366,271      1,590,000
      5,000   Danaher Corp. ................             169,528        301,550
    400,000   Deere & Co. ..................           6,703,065     17,464,000
    220,000   Donaldson Co. Inc. ...........           1,650,110      8,544,800
    146,500   Fedders Corp. ................             784,367        445,360



                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
    500,000   Flowserve Corp.(DAGGER) ......     $     7,733,254 $   13,305,000
    172,400   Gerber Scientific Inc. .......           1,730,397      1,603,320
    462,000   IDEX Corp. ...................           4,138,647     15,939,000
     15,000   Ingersoll-Rand Co. ...........             480,582        627,150
     90,000   Lufkin Industries Inc. .......           1,619,261      2,412,000
     18,000   Manitowoc Co. Inc. ...........             131,305        559,800
     35,000   Met-Pro Corp. ................             440,569        458,500
    600,000   Navistar
               International Corp.(DAGGER) .          11,672,098     23,700,000
     20,000   PACCAR Inc. ..................             522,021      1,312,400
    100,000   Sequa Corp., Cl. A(DAGGER) ...           4,375,920      4,752,000
    104,000   Sequa Corp., Cl. B(DAGGER) ...           5,351,790      5,616,000
    215,000   SPS Technologies Inc.(DAGGER)            4,117,801      7,507,800
    100,000   Sybron Dental
               Specialties Inc.(DAGGER) ....           1,911,287      2,158,000
    300,000   UCAR International Inc.(DAGGER)          5,248,002      3,210,000
     30,000   Valmont Industries Inc. ......             242,908        433,800
    435,000   Watts Industries Inc., Cl. A .           5,006,660      6,525,000
    120,000   Weir Group plc ...............             504,947        421,779
                                                 --------------- --------------
                                                      73,413,761    139,551,279
                                                 --------------- --------------
              FINANCIAL SERVICES -- 4.7%
     25,000   Aegon NV, ADR ................             425,323        669,250
          1   Al-Zar Ltd.(DAGGER)(a) .......                   0            140
     12,500   Alleghany Corp.(DAGGER) ......           2,351,624      2,405,625
     40,000   Allstate Corp. ...............             905,355      1,348,000
    255,000   American Express Co. .........           3,546,105      9,100,950
     61,000   Argonaut Group Inc. ..........           1,657,706      1,193,770
     55,000   Bank of New York Co. Inc. ....           2,153,206      2,244,000
     68,000   Bank One Corp. ...............           1,948,065      2,655,400
        220   Berkshire Hathaway Inc.,
               Cl. A(DAGGER) ...............             874,549     16,632,000
     50,000   BKF Capital Group Inc. .......             933,375      1,435,000
     25,000   Block (H&R) Inc. .............             402,676      1,117,500
    100,000   Commerzbank AG, ADR ..........           2,376,919      1,544,790
    154,000   Deutsche Bank AG, ADR(DAGGER)            6,877,825     10,803,100
     10,000   Lehman Brothers
               Holdings Inc. ...............              90,250        668,000
     38,000   Leucadia National Corp. ......             930,337      1,097,060
     90,000   Mellon Financial Corp. .......           3,161,789      3,385,800
     10,000   Merrill Lynch & Co. Inc. .....             388,750        521,200
     45,000   Metris Companies Inc. ........             413,851      1,156,950
    240,000   Midland Co. ..................           2,544,569     10,512,000
      2,000   MONY Group Inc. ..............              57,225         69,140
    231,600   Phoenix Companies Inc.(DAGGER)           3,708,345      4,284,600
      2,500   Prudential Financial Inc.(DAGGER)           68,750         82,975
     30,000   St. Paul Companies Inc. ......             807,837      1,319,100
     84,000   State Street Corp. ...........             629,075      4,389,000
     22,000   Stilwell Financial Inc. ......             389,257        598,840
     20,000   SunTrust Banks Inc. ..........             424,879      1,254,000
     15,000   T. Rowe Price Group Inc. .....             446,734        520,950
      3,000   UBS AG(DAGGER) ...............             142,021        150,000


                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      8,500   Value Line Inc. ..............     $       136,515 $      412,080
    250,000   Wachovia Corp. ...............           8,076,575      7,840,000
     25,000   Waddell & Reed Financial
               Inc., Cl. A .................             493,557        805,000
                                                 --------------- --------------
                                                      47,363,044     90,216,220
                                                 --------------- --------------
              FOOD AND BEVERAGE -- 7.7%
     16,700   Brau und Brunnen AG(DAGGER) ..             221,760        285,490
    224,000   Brown-Forman Corp.,
               Cl. A .......................          10,120,531     14,324,800
     25,000   Campbell Soup Co. ............             771,724        746,750
     45,000   Coca-Cola Co. ................             387,203      2,121,750
     80,000   Coca-Cola Enterprises Inc. ...           1,234,617      1,515,200
     40,000   ConAgra Foods Inc. ...........             772,597        950,800
    260,000   Corn Products
               International Inc. ..........           6,678,348      9,165,000
    315,000   Diageo plc, ADR ..............          11,752,572     14,575,050
      7,500   Farmer Brothers Co. ..........             983,619      1,987,500
    126,040   Flowers Foods Inc.(DAGGER) ...           2,596,704      5,031,517
    235,000   General Mills Inc. ...........           6,056,972     12,222,350
    146,700   Grupo Bimbo,SA de CV,
               Ser. A ......................             293,592        296,007
      5,000   Hain Celestial Group Inc.(DAGGER)           67,359        137,300
    130,000   Heinz (H.J.) Co. .............           5,273,004      5,345,600
     68,000   Hershey Foods Corp. ..........           2,238,744      4,603,600
    465,000   Kellogg Co. ..................          11,830,437     13,996,500
    100,000   Kerry Group plc, Cl. A .......           1,179,128      1,224,002
    165,000   LVMH Moet Hennessy
               Louis Vuitton, ADR ..........           1,144,063      1,359,600
  1,090,290   PepsiAmericas Inc. ...........          13,801,680     15,046,002
    400,000   PepsiCo Inc. .................           9,670,916     19,476,000
    150,000   Ralcorp Holdings Inc.(DAGGER)            2,202,077      3,405,000
     10,000   Sara Lee Corp. ...............             199,200        222,300
     23,700   Smucker (J.M.) Co. ...........             620,067        838,506
    139,050   Tootsie Roll Industries Inc. .           2,040,687      5,434,074
    130,000   Tyson Foods Inc., Cl. A ......           1,344,155      1,501,500
    240,000   Wrigley (Wm.) Jr. Co. ........           7,051,465     12,328,800
                                                 --------------- --------------
                                                     100,533,221    148,140,998
                                                 --------------- --------------
              HEALTH CARE -- 2.3%
     70,000   Aetna Inc. ..................            2,122,941      2,309,300
     23,000   American Home
               Products Corp. ..............             970,182      1,411,280
     48,000   Amgen Inc.(DAGGER) ...........             220,320      2,709,120
     25,000   Apogent Technologies Inc.(DAGGER)          494,908        645,000
     36,000   Biogen Inc.(DAGGER) ..........             270,450      2,064,600
     22,000   Bristol-Myers Squibb Co. .....           1,104,447      1,122,000
     40,000   Chiron Corp.(DAGGER) .........             550,315      1,753,600
     10,000   GlaxoSmithKline plc, ADR .....             549,120        498,200



                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
     27,500   Inverness Medical
               Innovations Inc.(DAGGER) ....     $       467,182 $      496,375
     53,520   Invitrogen Corp.(DAGGER) .....           2,693,651      3,314,494
     60,000   Johnson & Johnson ............             624,750      3,546,000
    145,000   Merck & Co. Inc. .............           4,487,183      8,526,000
    285,000   Pfizer Inc. ..................           2,729,566     11,357,250
     50,000   Pharmacia Corp. ..............           1,953,608      2,132,500
     15,000   Schering-Plough Corp. ........             532,050        537,150
      5,000   Sulzer Medica AG .............             324,089        210,806
     10,000   VISX Inc.(DAGGER) ............             179,167        132,500
     90,000   Women First
               HealthCare Inc.(DAGGER) .....             163,125        899,100
      2,200   Zimmer Holdings Inc.(DAGGER) .              57,028         67,188
                                                 --------------- --------------
                                                      20,494,082     43,732,463
                                                 --------------- --------------
              HOTELS AND GAMING -- 1.9%
     84,300   Aztar Corp.(DAGGER) ..........             815,374      1,542,690
    100,000   Boca Resorts Inc., Cl. A(DAGGER)           930,944      1,310,000
    410,000   Gaylord Entertainment Co.(DAGGER)       10,874,285     10,086,000
     30,000   GTECH Holdings Corp.(DAGGER) .             574,025      1,358,700
     12,000   Harrah's Entertainment Inc. ..             113,002        444,120
  1,200,000   Hilton Group plc .............           4,323,587      3,685,106
    790,000   Hilton Hotels Corp. ..........           8,999,001      8,626,800
     80,000   Mandalay Resort Group ........           1,133,376      1,712,000
     45,000   MGM Mirage Inc.(DAGGER) ......           1,165,598      1,299,150
    220,000   Park Place
               Entertainment Corp.(DAGGER) .           1,231,329      2,017,400
    140,000   Starwood Hotels & Resorts
               Worldwide Inc. ..............           3,635,299      4,179,000
     60,000   Trump Hotels & Casino
               Resorts Inc.(DAGGER) ........             256,680         69,000
                                                 --------------- --------------
                                                      34,052,500     36,329,966
                                                 --------------- --------------
              METALS AND MINING -- 0.9%
     60,000   Alcoa Inc. ...................           1,616,200      2,133,000
    259,000   Barrick Gold Corp. ...........           3,360,500      4,131,050
    300,000   Echo Bay Mines Ltd.(DAGGER) ..             371,625        159,000
    500,000   Newmont Mining Corp. .........           9,300,198      9,555,000
    170,000   Placer Dome Inc. .............           1,576,428      1,854,700
    250,000   Royal Oak Mines Inc.(DAGGER) .             654,847            775
     20,000   TVX Gold Inc.(DAGGER) ........              38,500          8,600
                                                 --------------- --------------
                                                      16,918,298     17,842,125
                                                 --------------- --------------
              PAPER AND FOREST PRODUCTS-- 1.9%
     50,000   Mead Corp. ...................           1,483,247      1,544,500
     10,000   Rayonier Inc. ................             465,432        504,700
     10,000   Sealed Air Corp.(DAGGER) .....             285,419        408,200
    312,000   St. Joe Co. ..................           2,376,838      8,658,000
    190,000   Westvaco Corp. ...............           5,214,958      5,405,500
    385,000   Willamette Industries Inc. ...          17,174,204     20,066,200
                                                 --------------- --------------
                                                      27,000,098     36,587,100
                                                 --------------- --------------


                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS (CONTINUED)
              PUBLISHING -- 4.3%
    230,000   Belo Corp., Cl. A ............     $     4,158,074 $    4,312,500
     15,000   Dow Jones & Co. Inc. .........             709,141        820,950
     10,000   EMAP plc .....................             106,500        106,245
     50,000   Lee Enterprises Inc. .........           1,152,425      1,818,500
     60,000   McClatchy Co., Cl. A .........           1,240,718      2,820,000
    140,000   McGraw-Hill Companies Inc. ...           2,576,918      8,537,200
    410,000   Media General Inc., Cl. A ....          12,001,126     20,430,300
     82,000   Meredith Corp. ...............           1,687,250      2,923,300
    132,000   New York Times Co. Cl. A, ....           1,094,267      5,709,000
     14,000   News Corp. Ltd., ADR .........             246,049        445,340
    395,000   Penton Media Inc. ............           2,616,020      2,472,700
    300,000   PRIMEDIA Inc.(DAGGER) ........           1,924,190      1,305,000
    130,000   Pulitzer Inc. ................           5,657,829      6,630,000
    170,000   Reader's Digest
               Association Inc., Cl. B .....           4,208,157      3,808,000
    124,300   Scripps (E.W.) Co., Cl. A ....           7,702,185      8,203,800
     94,640   Seat-Pagine Gialle SpA, ......             198,815         76,429
    115,000   Thomas Nelson Inc.(DAGGER) ...           1,477,734      1,276,500
    279,550   Tribune Co. ..................           9,614,631     10,463,556
                                                 --------------- --------------
                                                      58,372,029     82,159,320
                                                 --------------- --------------
              REAL ESTATE -- 0.6%
    385,000   Catellus Development
               Corp.(DAGGER) ...............           3,766,875      7,084,000
     48,000   Florida East Coast
               Industries Inc., Cl. A ......             631,838      1,111,200
     72,082   Florida East Coast
               Industries Inc., Cl. B ......           1,224,423      1,506,514
     85,000   Griffin Land
               & Nurseries Inc.(DAGGER) ....           1,098,858      1,156,850
      3,961   HomeFed Corp.(DAGGER) ........                 709          3,763
                                                 --------------- --------------
                                                       6,722,703     10,862,327
                                                 --------------- --------------
              RETAIL -- 2.3%
     41,000   Aaron Rents Inc. .............             146,083        668,300
     20,000   Aaron Rents Inc., Cl. A                     83,263        275,000
    200,000   Albertson's Inc. .............           4,369,984      6,298,000
    600,000   AutoNation Inc.(DAGGER) ......           6,982,559      7,398,000
     55,000   Blockbuster Inc., Cl. A ......             537,749      1,386,000
    175,000   Burlington Coat Factory
               Warehouse Corp. .............           2,022,788      2,940,000
      4,000   Coldwater Creek Inc.(DAGGER) .              50,700         84,720
      6,000   Delhaize Le Lion SA, ADR .....             248,902        306,000
    140,000   Kroger Co.(DAGGER) ...........             818,000      2,921,800
    172,200   Lillian Vernon Corp. .........           2,457,832      1,145,130
      4,000   Neiman Marcus Group Inc.,
               Cl. A .......................             124,399        124,280
    660,000   Neiman Marcus Group Inc.,
               Cl. B(DAGGER) ...............          15,984,491     19,602,000
    280,000   Rite Aid Corp.(DAGGER) .......           1,111,500      1,416,800
                                                 --------------- --------------
                                                      34,938,250     44,566,030
                                                 --------------- --------------



                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              SATELLITE -- 0.2%
    250,099   General Motors Corp.,
               Cl. H(DAGGER) ...............     $     6,322,239 $    3,864,029
    200,000   Loral Space &
               Communications Ltd.(DAGGER) .             678,247        598,000
                                                 --------------- --------------
                                                       7,000,486      4,462,029
                                                 --------------- --------------
              SPECIALTY CHEMICALS-- 1.8%
    450,000   Ferro Corp. ..................           7,178,045     11,610,000
    130,000   Fuller (H.B.) Co. ............           2,221,326      3,740,100
     90,000   General Chemical Group
               Inc.(DAGGER) ................             716,055        301,500
    120,000   Great Lakes Chemical
               Corp. .......................           3,434,683      2,913,600
    380,000   Hercules Inc.(DAGGER) ........           6,225,728      3,800,000
    210,000   Material Sciences Corp.(DAGGER)          1,852,407      2,125,200
    630,000   Omnova Solutions Inc. ........           1,986,506      4,284,000
    180,000   Rohm and Haas Co. ............           5,067,725      6,233,400
                                                 --------------- --------------
                                                      28,682,475     35,007,800
                                                 --------------- --------------
              TELECOMMUNICATIONS -- 7.1%
      7,500   Allegiance Telecom Inc.(DAGGER)             74,062         62,175
    100,000   ALLTEL Corp. .................           3,210,248      6,173,000
  1,000,000   AT&T Corp. ...................          17,222,049     18,140,000
    250,000   BCE Inc. .....................           6,059,110      5,700,000
    135,000   BellSouth Corp. ..............           4,714,547      5,150,250
     14,000   Brasil Telecom
               Participacoes SA, ADR .......             810,959        580,720
    330,000   Broadwing Inc.(DAGGER) .......           3,894,930      3,135,000
    100,000   BT Group plc(DAGGER) .........             437,522        368,219
     30,200   BT Group plc, ADR(DAGGER) ....           1,219,937      1,109,850
    210,000   Cable & Wireless plc, ADR ....           5,799,129      3,110,100
    550,000   CenturyTel Inc. ..............           6,643,542     18,040,000
    380,000   Citizens
               Communications Co.(DAGGER) ..           3,879,935      4,050,800
    323,900   Commonwealth Telephone
               Enterprises Inc.(DAGGER) ....           5,576,719     14,737,450
     35,000   Commonwealth Telephone
               Enterprises Inc., Cl. B(DAGGER)           347,445      1,538,250
    100,132   Deutsche Telekom AG, ADR .....           1,104,426      1,692,231
      9,000   France Telecom SA, ADR .......             315,470        359,910
     10,000   Global Crossing Ltd.(DAGGER) .              82,500          8,400
    155,000   Qwest Communications
               International Inc. ..........           4,617,278      2,190,150
    280,000   RCN Corp.(DAGGER) ............           1,980,606        820,400
     10,000   Rogers Communications
               Inc., Cl. B(DAGGER) .........              77,553        169,897
    430,000   Rogers Communications
               Inc., Cl. B, ADR(DAGGER) ....           4,257,815      7,224,000
    100,000   SBC Communications Inc. ......           3,617,675      3,917,000
    300,000   Sprint Corp. - FON Group .....           4,478,273      6,024,000


                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
     75,403   Tele Norte Leste
               Participacoes SA, ADR .......     $     1,032,454 $    1,178,549
    500,000   Telecom Italia SpA ...........           1,032,880      4,273,809
    117,000   Telecom Italia SpA, ADR ......           2,609,820     10,003,500
     89,291   Telefonica SA, ADR(DAGGER) ...           3,545,935      3,578,783
     11,612   Telefonica SA, BDR(DAGGER) ...             152,299        168,363
     20,000   Telefonos de Mexico SA,
               Cl. L, ADR ..................             171,746        700,400
     37,500   TELUS Corp. ..................             658,391        569,691
     22,500   TELUS Corp., ADR .............             402,989        341,815
     26,500   TELUS Corp., Non-Voting ......             552,783        385,980
      7,500   TELUS Corp., Non-Voting,
               ADR .........................             134,330        109,240
    225,000   Verizon Communications .......           6,876,547     10,678,500
                                                 --------------- --------------
                                                      97,591,904    136,290,432
                                                 --------------- --------------
              TRANSPORTATION -- 0.1%
     85,000   AMR Corp.(DAGGER) ............           1,245,603      1,884,450
      4,000   Kansas City Southern
               Industries Inc. .............               7,317         56,520
      3,000   Providence & Worcester
               Railroad Co. ................              36,119         20,250
     10,000   Ryder System Inc. ............             190,841        221,500
                                                 --------------- --------------
                                                       1,479,880      2,182,720
                                                 --------------- --------------
              WIRELESS COMMUNICATIONS -- 5.3%
     75,000   America Movil, SA de CV,
               Cl. L, ADR(DAGGER) ..........           1,171,749      1,461,000
    425,000   AT&T Wireless
               Services Inc.(DAGGER) .......           7,183,525      6,107,250
    120,000   Leap Wireless
               International Inc.(DAGGER) ..           2,383,770      2,516,400
    100,000   mm02 plc(DAGGER) .............             118,062        125,893
     68,000   mm02 plc, ADR(DAGGER) ........             822,398        856,800
    277,000   Nextel Communications
               Inc., Cl. A(DAGGER) .........           4,098,307      3,035,920
    110,000   Nextel Partners Inc., Cl. A(DAGGER)      1,511,312      1,320,000
     65,000   Price
               Communications Corp.(DAGGER)            1,232,989      1,240,850
    250,000   Rogers Wireless
               Communications Inc.,
                Cl. B(DAGGER) ..............           4,348,838      3,637,500
    315,000   Sprint Corp. - PCS Group(DAGGER)         9,116,581      7,689,150
      6,750   Tele Celular Sul
               Participacoes SA, ADR .......             107,916        110,362
     22,500   Tele Centro Oeste Celular
               Participacoes SA, ADR .......              67,448        157,500





                                                                       MARKET
 SHARES                                                  COST          VALUE
 ------                                                  ----          -----
      1,350   Tele Leste Celular
               Participacoes SA, ADR(DAGGER)     $        36,110 $       27,608
      3,375   Tele Nordeste Celular
               Participacoes SA, ADR .......              49,807         95,141
      1,350   Tele Norte Celular
               Participacoes SA, ADR .......              20,857         30,861
  1,800,000   Telecom Italia Mobile SpA ....           1,661,796     10,048,793
      3,375   Telemig Celular
               Participacoes SA, ADR .......              97,539        126,968
    695,000   Telephone & Data
               Systems Inc. ................          25,859,522     62,376,250
     27,000   Telesp Celular
               Participacoes SA, ADR .......             863,327        250,020
     27,000   Vodafone Group plc, ADR ......             369,419        693,360
                                                 --------------- --------------
                                                      61,121,272    101,907,626
                                                 --------------- --------------
              TOTAL COMMON
               STOCKS ......................       1,116,547,752  1,694,725,878
                                                 --------------- --------------
              PREFERRED STOCKS -- 3.7%
              AEROSPACE -- 0.2%
     30,847   Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B .....           3,594,292      3,825,028
                                                 --------------- --------------
              METALS AND MINING -- 0.0%
     15,000   Freeport-McMoRan Copper
               & Gold Inc.,
               7.000% Cv. Pfd. .............             272,500        234,750
                                                 --------------- --------------
              PUBLISHING -- 3.4%
  2,481,181   News Corp. Ltd., Pfd.,
               ADR, ........................          34,364,795     65,652,050
                                                 --------------- --------------
              TELECOMMUNICATIONS -- 0.1%
      1,000   Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B .....              27,550         34,000
     15,000   Citizens Communications Co.,
               5.000% Cv. Pfd. .............             781,313        667,500
                                                 --------------- --------------
                                                         808,863        701,500
                                                 --------------- --------------
              WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101   Telesp Celular
               Participacoes SA, Pfd.,(DAGGER)            60,929         28,276
                                                 --------------- --------------
               TOTAL PREFERRED
               STOCKS ......................          39,101,379     70,441,604
                                                 --------------- --------------



                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------
PRINCIPAL                                                              MARKET
 AMOUNT                                                  COST          VALUE
 ------                                                  ----          ------
              CORPORATE BONDS -- 0.2%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$   1,300,000 Standard Motor Products
               Inc., Sub. Deb. Cv.,
               6.750%, 07/15/09 ............     $     1,192,244 $      968,500
                                                 --------------- --------------
              ELECTRONICS -- 0.0%
    100,000   Oak Industries Inc.,
               Sub. Deb. Cv.,
               4.875%, 03/01/08 ............              92,160         89,500
                                                 --------------- --------------
              ENVIRONMENTAL SERVICES -- 0.2%
  3,000,000   Waste Management Inc.,
               Sub. Deb. Cv.,
               4.000%, 02/01/02 ............           2,995,054      2,996,250
                                                 --------------- --------------
              TOTAL CORPORATE
               BONDS .......................           4,279,458      4,054,250
                                                 --------------- --------------
              U.S. GOVERNMENT OBLIGATIONS -- 7.4%
142,703,000   U.S. Treasury Bills,
               1.630% to 2.180%(DAGGER)(DAGGER),
               01/03/02 to 03/28/02 ........         142,376,648    142,383,191
                                                 --------------- --------------
              TOTAL
               INVESTMENTS-- 100.0% ........     $ 1,302,305,237  1,911,604,923
                                                 ===============
              OTHER ASSETS AND
               LIABILITIES (NET)-- (0.0%) ..                           (598,242)
                                                                 --------------
              NET ASSETS-- 100.0% ..........                     $1,911,006,681
                                                                 ==============
------------------
              For Federal tax purposes:
              Aggregate cost ...............                     $1,308,519,483
                                                                 ==============
              Gross unrealized appreciation                      $  666,354,221
              Gross unrealized depreciation                         (63,268,781)
                                                                 --------------
              Net unrealized appreciation on investments         $  603,085,440
                                                                 ==============
------------------




PRINCIPAL                                             SETTLEMENT   UNREALIZED
 AMOUNT                                                  DATE     APPRECIATION
 ------                                                  ----     ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
 12,285,000(b) Deliver Hong Kong Dollars
               in exchange for
               USD 1,574,556 ...............             08/01/02 $         511
                                                                  =============




------------------
(a)              Security fair valued under procedures established by the Board of Trustees.
(b)              Principal amount denoted in Hong Kong Dollars.
(DAGGER)         Non-income producing security.
(DAGGER)(DAGGER) Represents annualized yield at date of purchase.
ADR   -          American Depositary Receipt.
BDR   -          Brazilian Depositary Receipt.
USD   -          U.S. Dollars.


                See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,302,305,237) ........     $1,911,604,923
  Cash and foreign currency, at value
    (Cost $44,150) ...................................             44,380
  Dividends and interest receivable ..................          1,470,968
  Receivable for investments sold ....................          3,952,968
  Receivable for Fund shares sold ....................          3,498,937
  Unrealized appreciation on forward foreign
    exchange contracts ...............................                511
  Other assets .......................................             29,063
                                                           --------------
  TOTAL ASSETS .......................................      1,920,601,750
                                                           --------------
LIABILITIES:
  Payable for investments purchased ..................          4,002,192
  Payable for Fund shares redeemed ...................          3,132,054
  Payable for investment advisory fees ...............          1,546,461
  Payable for distribution fees ......................            388,276
  Payable for shareholder services fees ..............            305,100
  Payable to custodian ...............................             51,000
  Other accrued expenses .............................            169,986
                                                           --------------
  TOTAL LIABILITIES ..................................          9,595,069
                                                           --------------
  NET ASSETS applicable to 57,953,541
    shares outstanding ...............................     $1,911,006,681
                                                           ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ........     $      579,535
  Additional paid-in capital .........................      1,307,250,965
  Distributions in excess of net realized gain on
    investments and foreign currency transactions ....         (6,124,246)
  Net unrealized appreciation on investments
    and foreign currency transactions ................        609,300,427
                                                           --------------
  TOTAL NET ASSETS ...................................     $1,911,006,681
                                                           ==============
  NET ASSET VALUE, offering and redemption
    price per share ($1,911,006,681 (DIVIDE) 57,953,541
    shares outstanding; unlimited number of
    shares authorized of $0.01 par value) ............             $32.97
                                                           ==============


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $739,785) .......        $21,143,254
  Interest ...........................................          4,558,928
                                                           --------------
  TOTAL INVESTMENT INCOME ............................         25,702,182
                                                           --------------
EXPENSES:
  Investment advisory fees ...........................         18,939,523
  Distribution fees ..................................          4,737,179
  Shareholder services fees ..........................          1,187,448
  Custodian fees .....................................            326,876
  Shareholder communications expenses ................            258,608
  Legal and audit fees ...............................             37,936
  Trustees' fees .....................................             56,428
  Registration expenses ..............................             80,296
  Miscellaneous expenses .............................             85,861
                                                           --------------
  TOTAL EXPENSES .....................................         25,710,155
                                                           --------------
  NET INVESTMENT LOSS ................................             (7,973)
                                                           --------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions ....................         54,219,669
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions ............................        (53,965,275)
                                                           --------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .....................................            254,394
                                                           --------------
  NET INCREASE IN NET ASSETS RESULTING ...............     $      246,421
                                                           ==============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED            YEAR ENDED
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                              -----------------     -----------------
OPERATIONS:
  Net investment income (loss) ........................................       $       (7,973)       $   15,152,377
  Net realized gain on investments and foreign currency transactions ..           54,219,669           265,839,752
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .................................          (53,965,275)         (329,359,399)
                                                                              --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....              246,421           (48,367,270)
                                                                              --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................................                   --           (14,891,591)
  Net realized gain on investments ....................................          (55,437,693)         (271,273,869)
                                                                              --------------        --------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................          (55,437,693)         (286,165,460)
                                                                              --------------        --------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial
    interest transactions .............................................           60,102,995           246,752,865
                                                                              --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................            4,911,723           (87,779,865)
NET ASSETS:
  Beginning of period .................................................        1,906,094,958         1,993,874,823
                                                                              --------------        --------------
  End of period .......................................................       $1,911,006,681        $1,906,094,958
                                                                              ==============        ==============



                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $7,973 and increase distributions in excess of net realized gain on investments and foreign currency transactions for $7,971 with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                  DISTRIBUTIONS PAID FROM:
                  Ordinary income
                     (inclusive of short term capital gains) ..   $ 5,724,691
                  Net long term capital gains .................    49,713,002
                                                                  -----------
                  Total taxable distributions .................   $55,437,693
                                                                  ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


the terms of applicable U.S. income tax  treaties,   and  the  Fund  intends  to
undertake any procedural  steps required to claim the benefits of such treaties.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:


                  Undistributed long term capital gains ...     $     90,001
                  Unrealized appreciation .................      603,086,180
                                                                -------------
                  Total accumulated earnings ..............     $603,176,181
                                                                ============

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,737,179 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $318,532,780 and $266,685,410, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $660,988 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 2001.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                      YEAR ENDED
                                                           DECEMBER 31, 2001               DECEMBER 31, 2000
                                                    ----------------------------     ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                    -----------    -------------      -----------    ------------
Shares sold .....................................    10,113,515    $ 342,657,417       10,285,075    $408,348,028
Shares issued upon reinvestment of dividends ....     1,664,995       54,989,082        8,056,719     268,856,638
Shares redeemed .................................   (10,055,302)    (337,543,504)     (10,927,909)   (430,451,801)
                                                    -----------    -------------      -----------    ------------
Net increase ....................................     1,723,208    $  60,102,995        7,413,885    $246,752,865
                                                    ===========    =============      ===========    ============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period:

                                                                    YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------------------
                                               2001            2000            1999           1998             1997
                                               ----            ----            ----           ----             ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .  $    33.90       $    40.84     $    35.47      $    31.85       $    26.42
                                           ----------       ----------     ----------      ----------       ----------
   Net investment income (loss) .........       (0.00)(a)         0.31          (0.06)           0.02             0.07
   Net realized and unrealized gain (loss)
     on investments .....................        0.05            (1.37)         10.06            5.02             9.97
                                           ----------       ----------     ----------      ----------       ----------
   Total from investment operations .....        0.05            (1.06)         10.00            5.04            10.04
                                           ----------       ----------     ----------      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ................          --            (0.31)            --           (0.02)           (0.07)
   Net realized gain on investments .....       (0.98)           (5.57)         (4.63)          (1.40)           (4.54)
                                           ----------       ----------     ----------      ----------       ----------
   Total distributions ..................       (0.98)           (5.88)         (4.63)          (1.42)           (4.61)
                                           ----------       ----------     ----------      ----------       ----------
   NET ASSET VALUE, END OF PERIOD .......  $    32.97       $    33.90     $    40.84      $    35.47       $    31.85
                                           ==========       ==========     ==========      ==========       ==========
   Total return(DAGGER) .................        0.2%           (2.4)%          28.5%           15.9%            38.1%
                                           ==========       ==========     ==========      ==========       ==========
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .  $1,911,007       $1,906,095     $1,993,875      $1,575,976       $1,335,052
   Ratio of net investment income / (loss)
      to average net assets .............     (0.00)%            0.77%        (0.10)%           0.06%            0.22%
   Ratio of operating expenses
     to average net assets ..............       1.36%            1.36%          1.37%           1.36%            1.38%
   Portfolio turnover rate ..............         15%              48%            32%             21%              22%

---------------------------
(DAGGER) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a)      Amount represents less than $0.005 per share.




                See accompanying notes to financial statements.

THE GABELLI ASSET FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To The Board of Trustees and Shareholders of
The Gabelli Asset Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Asset Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                  /s/ SIGNATURE

                                  PRICEWATERHOUSECOOPERS LLP


1177 Avenue of the Americas
New York, NY 10036
February 15, 2002


--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of short-term capital gains) totaling $0.102 per share and long-term capital gains totaling $0.882 per share. For the fiscal year ended December 31, 2001, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

THE GABELLI ASSET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Asset Fund Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Asset Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY             PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        TRUSTEE               DURING PAST FIVE YEARS                      HELD BY TRUSTEE
----------------       ----------     -------------            -----------------------                   -------------------
INTERESTED TRUSTEES 3:
-------------------
MARIO J. GABELLI       Since 1986          21        Chairman of the Board and Chief Executive        Director of Morgan Group
Trustee and Chairman                                 Officer of Gabelli Asset Management Inc. and     Holdings, Inc. (transportation
Age: 59                                              Chief Investment Officer of Gabelli Funds,       services); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                   Lynch Corporation (diversified
                                                     Chairman and Chief Executive Officer of          manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI        Since 1999           9        Senior Vice President of Gabelli &                       --
Trustee                                              Company, Inc.; Director of Gabelli Advisers Inc.
Age: 57

KARL OTTO POHL         Since 1992          30        Member of the Shareholder Committee of Sal       Director of Gabelli Asset
Trustee                                              Oppenheim Jr. & Cie (private investment          Management Inc. (investment
Age: 72                                              bank); Former President of the                   management); Chairman,
                                                     Deutsche Bundesbank and Chairman of its          Incentive Capital and
                                                     Central Bank Council (1980-1991)                 Incentive Asset Management
                                                                                                      (Zurich); Director at Sal
                                                                                                      Oppenheim, Jr. & Cie, Zurich

NON-INTERESTED TRUSTEES:
------------------------
ANTHONY J. COLAVITA    Since 1989          32        President and Attorney at Law in the law firm            --
Trustee                                              of Anthony J. Colavita P.C.
Age: 66

JAMES P. CONN          Since 1992          11        Former Managing Director and Chief               Director of LaQuinta Corp.
Trustee                                              Investment Officer of Financial Security         (hotels) and First
Age: 64                                              Assurance Holdings, Ltd. (1992-1998)             Republic Bank


ANTHONY R. PUSTORINO   Since 1986          16        Certified Public Accountant; Professor Emeritus,        --
Trustee                                              Pace University
Age: 76

WERNER J. ROEDER, MD   Since 2001          26        Medical Director of Lawrence Hospital and               --
Trustee                                              practicing private physician
Age: 61

ANTHONIE C. VAN EKRIS  Since 1992          17        Managing Director of BALMAC                      Director of Spinnaker
Trustee                                              International, Inc.                              Industries, Inc.
Age: 67

SALVATORE J. ZIZZA     Since 1986           8        Chairman, Hallmark Electrical Suppliers Corp.;   Board Member of Hollis
Trustee                                              Former Executive Vice President of FMG           Eden Pharmaceuticals,
Age: 56                                              Group (OTC), a healthcare provider;              Bion Environmental
                                                     Former President and Chief Executive             Technologies Inc.
                                                     Officer of the Lehigh Group Inc., an interior    and The Credit Store Inc.
                                                     construction company, through 1997.


THE GABELLI ASSET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS 1             TIME         OVERSEEN BY             PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE              SERVED 2        TRUSTEE               DURING PAST FIVE YEARS                      HELD BY TRUSTEE
----------------       ----------     -------------            -----------------------                   -------------------
OFFICERS:
---------
BRUCE N. ALPERT        Since 1988          --        Executive Vice President and Chief Operating                 --
President and                                        Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                            an officer of all mutual funds advised by
Age: 50                                              Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary                --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 38                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.

3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

--------------------------------------------------------------------------------
    GABELLI FUNDS AND YOUR PERSONAL PRIVACY
    ------------------------------------------------------------------------



    WHO ARE WE?

    The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

    WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
    If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

    o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

    o   INFORMATION  ABOUT YOUR  TRANSACTIONS WITH US, ANY TRANSACTIONS
        WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

    WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

    We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations,
    Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

    WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

    We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide  services to you and to ensure that we are complying with the
    laws  governing  the   securities   business.   We  maintain   physical,
    electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------
                                     31

                           THE GABELLI ASSET FUND
                            One Corporate Center
                          Rye, New York 10580-1422
                                1-800-GABELLI
                              [1-800-422-3554]
                             FAX: 1-914-921-5118
                           HTTP://WWW.GABELLI.COM
                          E-MAIL: INFO@GABELLI.COM
              (Net Asset Value may be obtained daily by calling
                       1-800-GABELLI after 6:00 P.M.)

                              BOARD OF TRUSTEES
       Mario J. Gabelli, CFA               Anthony R. Pustorino
       CHAIRMAN AND CHIEF                  CERTIFIED PUBLIC ACCOUNTANT
       INVESTMENT OFFICER                  PROFESSOR EMERITUS
       GABELLI ASSET MANAGEMENT INC.       PACE UNIVERSITY

       Anthony J. Colavita                 Werner J. Roeder, MD
       ATTORNEY-AT-LAW                     MEDICAL DIRECTOR
       ANTHONY J. COLAVITA, P.C.           LAWRENCE HOSPITAL

       James P. Conn                       Anthonie C. van Ekris
       FORMER CHIEF INVESTMENT OFFICER     MANAGING DIRECTOR
       FINANCIAL SECURITY ASSURANCE        BALMAC INTERNATIONAL, INC.
       HOLDINGS LTD.

       John D. Gabelli                     Salvatore J. Zizza
       SENIOR VICE PRESIDENT               CHAIRMAN
       GABELLI & COMPANY, INC.             HALLMARK ELECTRICAL SUPPLIES
                                           CORP.

       Karl Otto Pohl
       FORMER PRESIDENT
       DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
       Mario J. Gabelli, CFA               Bruce N. Alpert
       PORTFOLIO MANAGER                   PRESIDENT AND TREASURER

       James E. McKee
       SECRETARY

                                 DISTRIBUTOR
                           Gabelli & Company, Inc.

                CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                     State Street Bank and Trust Company

                                LEGAL COUNSEL
                  Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB405Q401SR



                                             [PHOTO OF MARIO J. GABELLI OMITTED]

THE
GABELLI
ASSET
FUND


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001